                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                               BMC Software, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                           [BMC SOFTWARE, INC. LOGO]

                               BMC SOFTWARE, INC.
                                 HOUSTON, TEXAS

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 7, 2000

To the Stockholders of BMC Software, Inc.:

     A special meeting of stockholders of BMC Software, Inc., a Delaware corporation (the "Company"), will be held at 2101 CityWest Boulevard, Houston, Texas, 77042-2827 on November 7, 2000 at 10:00 a.m., local time, for the following purpose:

          1. To approve an amendment to the BMC Software, Inc. 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock that may be issued under the Plan; and

          2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     A record of stockholders has been taken as of the close of business on September 22, 2000, and only those stockholders of record on that date will be entitled to notice of and to vote at the meeting. A list of stockholders will be available commencing September 27, 2000 and may be inspected during normal business hours prior to the meeting at the offices of the Company, 2101 CityWest Boulevard, Houston, Texas 77042-2827 and at the time and place of the meeting.

                                            By Order of the Board of Directors,

                                            /s/ ROBERT H. WHILDEN JR.
                                            Robert H. Whilden, Jr.
                                            Secretary

September   , 2000

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE SPECIAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. YOU MAY VOTE YOUR SHARES BY COMPLETING AND RETURNING THE ACCOMPANYING PROXY CARD, BY A TELEPHONE VOTE, OR BY VOTING ELECTRONICALLY VIA THE INTERNET. PLEASE SEE THE ACCOMPANYING INSTRUCTIONS FOR DETAILS ON TELEPHONE AND ELECTRONIC VOTING. RETURNING YOUR PROXY PROMPTLY WILL ASSIST THE COMPANY IN REDUCING THE EXPENSES OF ADDITIONAL PROXY SOLICITATION.

     BY SUBMITTING YOUR PROXY (EITHER BY EXECUTING AND RETURNING THE PAPER PROXY CARD, BY A TELEPHONE VOTE, OR BY VOTING ELECTRONICALLY VIA THE INTERNET), YOU AUTHORIZE MANAGEMENT TO REPRESENT YOU AND VOTE YOUR SHARES AT THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. SUBMITTING YOUR PROXY DOES NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON, REGARDLESS OF WHETHER YOU HAVE SUBMITTED A PROXY. IN ADDITION, YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE ITS EXERCISE AT THE MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S SECRETARY OR BY SUBMITTING A LATER-DATED PROXY.

     THIS PROXY STATEMENT AND THE ACCOMPANYING MATERIALS WILL BE MADE AVAILABLE
ON THE INTERNET (WWW.BMC.COM/CORPORATE/INVRELS) ON OR ABOUT SEPTEMBER   , 2000.

                               BMC SOFTWARE, INC.
                            2101 CITYWEST BOULEVARD
                           HOUSTON, TEXAS 77042-2827

                               SEPTEMBER   , 2000

                                PROXY STATEMENT

                              GENERAL INFORMATION

PROXY SOLICITATION

     This proxy statement is furnished to the stockholders of BMC Software, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board"). The proxies are to be voted at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at 2101 CityWest Boulevard, Houston, Texas 77042-2827, at 10:00 a.m., local time, on November 7, 2000, and any adjournment thereof, for the purpose set forth in the accompanying notice. The Board is not aware of any other matters to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by the Company will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies. This proxy statement and the accompanying form of proxy have been mailed to stockholders on or about
September   , 2000.

RECORD DATE AND VOTING RIGHTS

     As of September 22, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were
outstanding and entitled to vote           shares of the common stock, $.01 par
value, of the Company (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter presented at the meeting. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders and will have the same effect as a vote against the proposals, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

VOTING OF PROXY; REVOCABILITY

     Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted FOR the approval of an amendment to the Company's 1996 Employee Stock Purchase Plan. Any proxy may be revoked at any time prior to its exercise by delivery to the Secretary of the Company of written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

               ITEM ONE: APPROVAL OF THE FOURTH AMENDMENT TO THE
              BMC SOFTWARE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors (the "Board") and the stockholders of the Company have previously adopted the BMC Software, Inc. 1996 Employee Stock Purchase Plan, as amended (the "Purchase Plan"). The purpose of the Purchase Plan is to provide an incentive to employees of the Company and certain of its subsidiaries to acquire or increase an ownership interest in the Company through the purchase of shares of the Company's Common Stock.

     As originally adopted, 250,000 shares of the Company's Common Stock were authorized to be issued under the Purchase Plan. The 250,000 share authorization increased automatically to 1,000,000 as a result of the Company's two-for-one stock splits in November, 1996, and May, 1998. As of July 1, 2000, the Company had 82,473 shares of its Common Stock remaining for issuance under the Purchase Plan. Based on increases in the Company's employee headcount and the level of expected employee participation in the Purchase Plan, the Company estimates that an additional 2,000,000 shares may be purchased during the next three years. The Company continues to view the Purchase Plan as a primary vehicle to expand equity ownership among its employees.

SUMMARY OF THE AMENDMENT

     Effective July 1, 2000, the Board approved an amendment to the Purchase Plan increasing the number of shares of Common Stock that may be issued under the Purchase Plan from 1,000,000 (as adjusted for the stock splits described above) to 3,000,000 shares. Adoption of the amendment to the Purchase Plan is subject to obtaining the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The Board recommends voting "FOR" adoption by the stockholders of the amendment to the Purchase Plan.

SUMMARY OF PURCHASE PLAN

     Shares Available under the Purchase Plan; Adjustments. Prior to amendment of the Purchase Plan, the total number of shares of Common Stock that may be issued under the Purchase Plan may not in the aggregate exceed 1,000,000 shares, which may be unissued or reacquired shares, including shares bought on the market or otherwise for purposes of the Purchase Plan. As of July 1, 2000, 917,527 of such shares (after adjustment to reflect the two-for-one stock splits that occurred in 1996 and 1998) have been issued pursuant to the Purchase Plan. An additional 2,000,000 shares of Common Stock have been reserved for issuance subject to approval of the stockholders of the Company. The number of shares issuable under the Purchase Plan is subject to adjustment in the event of a change in the Common Stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and option price of shares subject to options outstanding under the Purchase Plan will also be adjusted accordingly.

     Eligibility. Employees of the Company and each of its present or future subsidiaries that have been or will be designated as a "Participating Company" by the administrative committee of the Purchase Plan (the "Administrative Committee") are eligible to participate in the Purchase Plan provided that they have been continuously employed for at least the payroll period preceding the date of grant of an option under the Purchase Plan and they are scheduled to work more than 20 hours per week during the applicable option period. However, no option may be granted to an employee if such employee, immediately after the option is granted, owns 5% or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of Sections 423(b)(3) and 424(d) of the Internal Revenue Code of 1986, as amended (the "Code")). Further, an employee who is both highly compensated (within the meaning of Section 414(q) of the Code) and an officer of the Company or a Participating Company at or above the level of Vice President is not eligible to participate in the Plan. As of July 1, 2000, approximately 5,482 employees were eligible to participate in the Purchase Plan and 2,719 employees were participating in the Purchase Plan.

     Participation. Except as otherwise provided in the Purchase Plan, the term of each option granted under the Purchase Plan will be for six months (each of such six-month periods is referred to as an "option period"), which will begin on the first day of each January and July (referred to as a "date of grant") and end on the last day of each option period (referred to as a "date of exercise"). An eligible employee may elect to participate in the Purchase Plan for any option period that begins on or before January 1, 2006. Subject to certain limitations of the Code, the number of shares subject to an option for a participant will equal the quotient of (a) the aggregate payroll deductions withheld on behalf of such participant during the option period, divided by (b) the option price of the Common Stock applicable to the option period, including fractions; provided, however, that the maximum number of shares that may be subject to any option may not exceed 3,000 (subject to adjustment).

     An eligible employee may participate in the Purchase Plan only by means of payroll deduction. Each eligible employee who elects to participate in the Purchase Plan must deliver to the Company, within the time period prescribed by the Administrative Committee, a written payroll deduction authorization in a form prepared by the Company whereby he gives notice of his election to participate in the Purchase Plan as of the next following date of grant, and whereby he designates an integral percentage or specific amount of his eligible compensation to be deducted from his compensation for each pay period and paid into the Purchase Plan for his account. The designated percentage or specific amount may not be less than 1% nor greater than 10% of eligible compensation; provided, however, that no employee may be granted an option under the Purchase Plan that permits his rights to purchase Common Stock under the Purchase Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate that exceeds $25,000 of fair market value of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

     Subject to the limits described above, each participant in the Purchase Plan automatically and without any act on his part will be deemed to have exercised his option on each date of exercise to the extent of his unused payroll deductions under the Purchase Plan and to the extent the issuance of Common Stock to such participant upon such exercise is lawful. The per share purchase price of the Common Stock to be paid by each participant on each exercise of his option will equal 85% of the fair market value of the Common Stock on the date of exercise or on the date of grant, whichever amount is less.

     A participant who elects to participate in the Purchase Plan and who takes no action to change or revoke such election for any subsequent date of grant will be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent date(s) of grant.

     Withdrawal from the Plan and Changes in Payroll Authorization. A participant may not elect to change the percentage or amount of his payroll deductions during an option period. However, any participant may withdraw in whole from the Purchase Plan at any time prior to the first day of the payroll period that includes the date of exercise relating to a particular option period by timely delivering to the Company a notice of withdrawal in a form prepared by the Company. Partial withdrawals are not permitted. Promptly following receipt of the notice of withdrawal, the Company will refund to the participant the amount of his payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options and thereafter the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

     Delivery of Shares; Restrictions on Transfer. As soon as practicable after each date of exercise, the Company will deliver to a custodian one or more certificates representing (or will otherwise cause to be credited to the account of such custodian) the total number of whole shares of Common Stock respecting options exercised on such date of exercise in the aggregate (for both whole and fractional shares) of all of the participating eligible employees. Any remaining amount representing a fractional share will not be certificated (or otherwise so credited) and will be carried forward to the next date of exercise for certification as part of a whole share. The custodian will keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Purchase Plan, and will provide periodic statements with respect thereto as may be directed by the Administrative Committee.

     Except as otherwise provided in the Purchase Plan, for a period of 12 months (or such other period as the Administrative Committee may specify with respect to a particular grant of options) after the date of exercise of an option, a participant may not sell or otherwise transfer, encumber or dispose of the shares of Common Stock issued in connection with such exercise. Following this restriction period, the participant may, pursuant to procedures established by the Administrative Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Common Stock in his account that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. The transfer restrictions will also cease to apply upon the termination of a participant's employment with the Company and its parent or subsidiary corporations for any reason whatsoever.

     Termination of Employment. Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan ceases and the Company will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates after such participant has attained age 65 or due to death, the participant, or the participant's personal representative, as applicable, may elect either (a) to withdraw all of the participant's accumulated unused payroll deductions under the Purchase Plan or (b) to exercise the participant's option for the purchase of Common Stock as of the date of such termination of employment or death. If the option is exercised, then the date of such termination of employment or death will be deemed to be a date of exercise for the purpose of computing the option price per share of Common Stock.

     Restriction Upon Assignment of Option. An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Each option is exercisable, during the participant's lifetime, only by the employee to whom granted.

     Administration, Termination and Amendments. The Purchase Plan is administered by a committee appointed from time to time by the Board. The Board in its discretion may terminate the Purchase Plan at any time with respect to any Common Stock for which options have not been granted. The Board has the right to alter or amend the Purchase Plan or any part thereof from time to time; provided, however, that (a) no change in any option granted may be made that would impair the rights of a participant without the consent of such participant and (b) no amendment may be made without the approval of the stockholders of the Company if such amendment would (1) materially increase the benefits accruing to participants, (2) increase the number of shares that may be issued under the Purchase Plan, (3) change the class of individuals eligible to receive options under the Purchase Plan, (4) extend the term of the Purchase Plan, (5) cause options issued under the Purchase Plan to fail to meet the requirements of
Section 423 of the Code, or (6) otherwise modify the requirements as to eligibility for participation in the Purchase Plan.

     Merger, Consolidation or Liquidation of the Company. If the Company is not the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Code) for all options then outstanding, (a) the date of exercise for all options then outstanding will be accelerated to a date fixed by the Administrative Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (b) upon such effective date any unexercised options will expire and the Company promptly will refund to each participant the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned to him or used upon exercise of options.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the U.S. federal income tax consequences of certain transactions under the Purchase Plan based on federal income tax laws currently in effect. This summary applies to the Purchase Plan as normally operated and is not intended to provide or supplement tax advice to eligible employees. The summary contains general statements based on current U.S. federal income tax statutes, regulations and currently available interpretations thereof. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences or the effect, if any, of gift, estate and inheritance taxes. The Purchase Plan is not qualified under
Section 401(a) of the Code.

     Tax Consequences to Participants. A participant's payroll deductions to purchase Common Stock are made on an after-tax basis. There is no tax liability to the participant when shares of Common Stock are purchased pursuant to the Purchase Plan. However, the participant may incur tax liability upon disposition (including by way of gift) of the shares acquired under the Purchase Plan. The participant's U.S. federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

     If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the option period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant's death) ordinary income in an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of disposition (or death) over the amount paid for the shares under the option or (2) 15% of the fair market value of the shares at the date of grant (the beginning of the option period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the purchase price under the option, then there will be no ordinary income. Instead, the participant will have a capital loss equal to the difference between the sales price and the purchase price paid under the option.

     If a disqualifying disposition of the shares is made (i.e., a disposition (other than by reason of death) within two years after the first day of the option period in which the shares were purchased), the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the date of exercise over the purchase price paid for the shares under the option (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Tax Consequences to the Company or Participating Company. The Company, or the Participating Company for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the Purchase Plan. In such case, the Company or such Participating Company can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (1) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code, (2) any applicable reporting obligations are satisfied, and (3) the one million dollar limitation of Section 162(m) of the Code is not exceeded.

     THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE FOURTH AMENDMENT TO THE BMC SOFTWARE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN.

                            ITEM TWO: OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Special Meeting of Stockholders. However, if any other matter should be presented at the Special Meeting upon which a vote properly may be taken, shares represented by all duly executed proxies received by the Company will be voted with respect thereto in accordance with the best judgment of the persons designated as the proxies.

                             STOCKHOLDER PROPOSALS

     Proposals received from the stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2001 Annual Meeting of Stockholders if they are received by the Company on or before March 26, 2001. Any stockholder proposal should be directed to the attention of the Secretary of the Company, at the address indicated on page 1 of this proxy statement. In order for a stockholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company on or prior to June 9, 2001. The Company will have discretionary authority with respect to stockholder proposals submitted for consideration at the 2001 Annual Meeting of Stockholders that are not "timely" within the meaning of Rule 14a-4(c).

                               OTHER INFORMATION

     Internet and telephone voting. Stockholders have the opportunity to vote via the Internet or by telephone. Votes submitted electronically via the Internet or by telephone must be received by midnight Eastern Time, on November 6, 2000. Submitting a proxy will not affect your right to vote in person should you decide to attend the Special Meeting of Stockholders. To vote via the Internet or by telephone, please refer to the accompanying instructions.

     The Internet voting procedures are designed to authenticate stockholder identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

     Transfer Agent. Stockholders should direct communications regarding change of address, transfer of stock ownership or lost stock certificates to: Fleet National Bank, c/o Equiserve, Limited Partnership, P.O. Box 8040, Boston, MA 02266-8040. The Company's transfer agent may also be reached via the Internet at www.equiserve.com, by telephone at (781) 575-3120 or by facsimile at (781) 828-8813.

                                 OTHER MATTERS

     The cost of soliciting proxies in the accompanying form will be borne by the Company. The Company has engaged Corporate Investor Communications, Inc. to act as its proxy solicitor and anticipates that its fees will be approximately $10,000 in connection therewith. In addition to solicitations by mail, a number of officers, directors and regular employees of the Company may, if necessary to ensure the presence of a quorum and at no additional expense to the Company, solicit proxies in person or by telephone. The Company also will make arrangements with brokerage firms, banks and other nominees to forward proxy materials to beneficial owners of shares and will reimburse such nominees for their reasonable costs.

     The persons designated to vote shares covered by proxies intend to exercise their judgment in voting such shares on other matters that may come before the meeting adjourns. Management does not expect, however, that any matters other than those referred to in this proxy statement will be presented for action at the meeting.

                                            By Order of the Board of Directors

                                            Robert H. Whilden, Jr.
                                            Secretary

Houston, Texas
September 29, 2000

                           [BMC SOFTWARE, INC. LOGO]

                                  DETACH HERE

                                     PROXY

                               BMC SOFTWARE, INC.

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Max P. Watson Jr. and Robert H. Whilden, Jr., and each of them, with or without the others, with full power of substitution, to vote all shares of stock that the undersigned is entitled to vote at the Special Meeting of Stockholders of BMC Software, Inc. (the "Company"), to be held at 2101 CityWest Boulevard, Houston, Texas, on November 7, 2000, at 10:00 a.m., local time, and all adjournments and postponements thereof as follows on the reverse side.

     This Proxy will be voted as you specify on the reverse side. If no specification is made, this Proxy will be voted FOR approval of the amendment to the BMC Software, Inc. 1996 Employee Stock Purchase Plan to increase the number of shares of Common Stock that may be issued under the Plan. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and related Proxy Statement.

SEE REVERSE                                                          SEE REVERSE
  SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE             SIDE

-------------------                                              ------------------
 VOTE BY TELEPHONE                                                VOTE BY INTERNET
-------------------                                              ------------------

It's fast, convenient, and immediate!                            It's fast, convenient, and your vote is immediately
Call Toll-Free on a Touch-Tone Phone                             confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

------------------------------------------------------------    -----------------------------------------------------------------
Follow these four easy steps:                                   Follow these four easy steps:

 1. Read the accompanying Proxy Statement and                    1. Read the accompanying Proxy Statement and
    Proxy Card.                                                     Proxy Card.

 2. Call the toll-free number                                    2. Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).                                http://www.eproxyvote.com/bmcs

 3. Enter your 14-digit Voter Control Number                     3. Enter your 14-digit Voter Control Number
    located on your Proxy Card above your name.                     located on your Proxy Card above your name.

 4. Follow the recorded instructions.                            4. Follow the instructions provided.
------------------------------------------------------------    -----------------------------------------------------------------

YOUR VOTE IS IMPORTANT!                                          YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                                     Go to http://www/eproxyvote.com/bmcs  anytime!

                       DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



                                                      DETACH HERE

[X] PLEASE MARK                                                                                                          -------|
    VOTES AS IN                                                                                                                 |
    THIS EXAMPLE.                                                                                                               |

                                                                                               FOR   AGAINST  ABSTAIN
1. To approve an amendment to the BMC Software, Inc. 1996 Employee Stock                       [ ]     [ ]      [ ]
   Purchase Plan to increase the number of shares of Common Stock that may be issued under the Plan.

2. In their discretion, upon any other business as may properly come before said meeting.


                                                                NARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]

                                                                (PLEASE RETURN THIS SIGNED PROXY CARD IN THE ACCOMPANYING
                                                                ADDRESSED ENVELOPE)

                                                                Note: Joint owners must each sign. Please sign your name exactly as it appears on your stock certificate. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If held by a corporation, please sign in the full corporate name by the president or other authorized officer.



Signature:                                   Date:              Signature:                                         Date:
          ----------------------------------       ------------            ---------------------------------------       -----------
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